1 F I R S T Q U AR T E R 2 0 2 2 Wabtec Financial Results & Company Highlights

2 Forward looking statements & non-GAAP financial information This communication contains “forward-looking” statements as that term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995, including statements regarding the impact of acquisitions by Wabtec, including the acquisition of GE Transportation (the “GE Transportation merger”) and Nordco, statements regarding Wabtec’s expectations about future sales and earnings and statements about the impact of evolving global conditions on Wabtec’s business. All statements, other than historical facts, including statements synergies and other benefits from acquisitions; statements regarding Wabtec’s plans, objectives, expectations and intentions; and statements regarding macro-economic conditions and evolving production and demand conditions; and any assumptions underlying any of the foregoing, are forward-looking statements. Forward-looking statements concern future circumstances and results and other statements that are not historical facts and are sometimes identified by the words “may,” “will,” “should,” “potential,” “intend,” “expect,” “endeavor,” “seek,” “anticipate,” “estimate,” “overestimate,” “underestimate,” “believe,” “could,” “project,” “predict,” “continue,” “target” or other similar words or expressions. Forward-looking statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward- looking statements. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, (1) unexpected costs, charges or expenses resulting from acquisitions, including the GE Transportation merger; (2) uncertainty of Wabtec’s expected financial performance; (3) failure to realize the anticipated benefits of acquisitions, including as a result of integrating acquired targets into Wabtec; (4) Wabtec’s ability to implement its business strategy; (5) difficulties and delays in achieving revenue and cost synergies; (6) inability to retain and hire key personnel; (7) evolving legal, regulatory and tax regimes; (8) changes in general economic and/or industry specific conditions, including the impacts of tax and tariff programs, supply chain disruptions, industry consolidation and changes in the financial condition or operating strategies of our customers; (9) changes in the expected timing of projects; (10) a decrease in freight or passenger rail traffic; (11) an increase in manufacturing costs; (12) actions by third parties, including government agencies; (13) the severity and duration of the evolving COVID-19 pandemic and the resulting impact on the global economy and, in particular, our customers, suppliers and end-markets; (14) the imposition of economic sanctions on Russia resulting from the invasion of Ukraine could lead to disruption, instability, and volatility in global markets and negatively impact our operations and financial performance; and (15) other risk factors as detailed from time to time in Wabtec’s reports filed with the SEC, including Wabtec’s annual report on Form 10-K, periodic quarterly reports on Form 10-Q, periodic current reports on Form 8-K and other documents filed with the SEC. The foregoing list of important factors is not exclusive. Any forward-looking statements speak only as of the date of this communication. Wabtec does not undertake any obligation to update any forward-looking statements, whether as a result of new information or development, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on any of these forward-looking statements. This presentation as well as Wabtec’s earnings release and 2022 financial guidance mention certain non-GAAP financial performance measures, including adjusted gross profit, adjusted operating expenses, adjusted income from operations, adjusted interest and other expense, adjusted operating margin, adjusted income tax expense, adjusted effective tax rate, adjusted earnings per diluted share, EBITDA and adjusted EBITDA, net debt and operating cash flow conversion rate. Wabtec defines EBITDA as earnings before interest, taxes, depreciation and amortization. Wabtec defines operating cash flow conversion as net cash provided by operating activities divided by net income plus depreciation and amortization including deferred debt cost amortization. While Wabtec believes these are useful supplemental measures for investors, they are not presented in accordance with GAAP. Investors should not consider non-GAAP measures in isolation or as a substitute for net income, cash flows from operations, or any other items calculated in accordance with GAAP. In addition, the non-GAAP financial measures included in this presentation have inherent material limitations as performance measures because they add back certain expenses incurred by the company to GAAP financial measures, resulting in those expenses not being taken into account in the applicable non-GAAP financial measure. Because not all companies use identical calculations, Wabtec’s presentation of non-GAAP financial measures may not be comparable to other similarly titled measures of other companies. Included in this presentation are reconciliation tables that provide details about how adjusted results relate to GAAP results. Wabtec is not presenting a quantitative reconciliation of its forecasted GAAP earnings per diluted share to forecasted adjusted earnings per diluted share as it is unable to predict with reasonable certainty and without unreasonable effort the impact and timing restructuring-related expenses and the outcome of certain regulatory, legal and tax matters; the financial impact of these items is uncertain and is dependent on various factors, including the timing, and could be material to Wabtec’s Consolidated Statement of Earnings.

3 P R E S E N T E R S RAFAEL SANTANA President & Chief Executive Officer W A B T E C Today’s participants I N V E S T O R R E L A T I O N S JOHN OLIN Executive Vice President & Chief Financial Officer KRISTINE KUBACKI Vice President, Investor Relations

WABTEC

1Q 2022 overview

SALES	$1.93B	UP 5.3% YoY
ADJUSTED OPERATING MARGIN(2)	16.5%	GAAP: 12.4%
ADJUSTED EARNINGS PER SHARE(2)	$1.13	GAAP: $0.80
CASH FLOW FROM OPERATIONS(1)	$161M	
BACKLOG	$22.76B	

1Q 2022 HIGHLIGHTS

Sales growth driven by Freight Services, Components and Equipment ... even with supply chain disruptions

Delivered 1.4 percentage points of adj. margin expansion ... improvement driven by Freight segment

Adj. EPS up 27.0% YoY... driven by sales growth and strong margin expansion partially offset by cost increases

Cash flow from operations impacted by proactive inventory build

Returning capital to shareholders ... executed $296M share buyback and paid $28M in dividends

Strong backlog provides improved visibility... up $1.09B YoY

INCREASED SALES, MARGIN EXPANSION & ADJ EPS GROWTH

(1) Year-over-year benefit from securitization of accounts receivable was $62 million
(2) Adjusted numbers represent non-GAAP financial measures, see Appendix for additional details and reconciliations

4

WABTEC

Market assumptions

FREIGHT

NA Carloads	+
Locomotive & Railcar Parkings	+
International Freight Volumes	+
NA Railcar Production	++
Mining Commodities	++

TRANSIT

Infrastructure Investment	+
Global Ridership	+

NORTH AMERICAN FREIGHT CARLOADS



(5.9%)
(17.7%)
(6.4%)
3.2%
5.1%
20.2%
(0.1%)
(4.9%)
(3.7%)
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21
1Q22

AVG. NORTH AMERICAN PARKED LOCOMOTIVES



2018
2019
2020
2021
2022 YTD

1Q 2022 FREIGHT VOLUMES



(4.2%)
(0.1%)
7.0%
2.7%
9.5%
Brazil
China
India
South Africa
Kazakhstan

Sources: China, Kazakhstan, India Ministry of Railways, Brazil: ANTT, South Africa

5

6 DRIVERS OF PORTFOLIO GROWTH RECENT WINS Strategic Digital Electronics orders … largest predictive maintenance order in India … next-gen dispatch and PTC upgrade with Class Is 330 modernization order with Norfolk Southern Launch of new lower-carbon, heavy-haul locomotive in Brazil Launched Integration 2.0 W A B T E C Executing on our value creation framework Accelerate innovation of scalable technologies Grow and refresh expansive global installed base Lead decarbonization of rail Expand high-margin recurring revenue streams Drive continuous operational improvement

7 INCREASED SALES, MARGINS AND ADJ EPS DESPITE SUPPLY CHAIN DISRUPTIONS AND COST HEADWINDS (1) Adjusted numbers represent non-GAAP financial measures, see Appendix for additional details and reconciliations 1Q 2022 Financial summary W A B T E C OPERATING INCOME/ OPERATING MARGIN 5.3% INCREASE 1.4 PTS OF ADJ MARGIN EXPANSION $192M 10.5% 2021 GAAP SALES EPS 27.0% ADJ EPS INCREASE $1.83B 2021 $1.93B 2022 $239M 12.4% 2022 GAAP $277M 15.1% 2021 ADJ(1) $319M 16.5% 2022 ADJ(1) $0.59 2021 GAAP $0.80 2022 GAAP $0.89 2021 ADJ(1) $1.13 2022 ADJ(1)

WABTEC

1Q 2022 sales



($ in millions)

PRODUCT LINE	1Q22	YOY
Equipment	$274	4.6%
Components	$229	12.8%
Services	$666	18.5%
Digital Electronics	$153	(1.9%)
Freight Segment	$1,322	11.7%
Transit Segment	$605	(6.5%)
TOTAL SALES	**$1,927**	**5.3%**

1Q KEY DRIVERS

EQUIPMENT
Increased due to higher mining sales

COMPONENTS
Higher due to increased OE railcar build, railcars coming out of storage and improving industrial end-markets

SERVICES
Increased from higher MODs sales, lower locomotive parkings and the acquisition of Nordco

DIGITAL ELECTRONICS
Decreased due to ongoing chip shortage ... partially offset by higher demand for on-board locomotive products

TRANSIT
Decreased as a result of supply chain issues, COVID-19 related disruptions and unfavorable foreign currency exchange

8

WABTEC

1Q 2022 consolidated adjusted gross profit



($ in millions)	1Q (1) (2)
2021 ADJ GROSS PROFIT	**$538**
% of Sales	*29.4%*
Volume	↑
Mix/Pricing	↑↑
Raw Materials	↓↓
Currency	↓
Manufacturing/Other	↑
2022 ADJ GROSS PROFIT	$600
% of Sales	*31.1%*

1Q KEY DRIVERS

MIX/PRICING
Favorable mix between business groups & higher pricing escalations

RAW MATERIALS
Costs increased sharply due to higher steel, copper, aluminum and fuel

CURRENCY
Unfavorable foreign exchange impacted gross profit by $10M

MANUFACTURING/OTHER
Favorable fixed cost absorption, partially offset by higher transportation and logistics costs

(1) Adjusted numbers represent non-GAAP financial measures. See Appendix for additional details and reconciliations
(2) 1Q 2021 GAAP gross profit was $534M (GAAP gross profit margin of 29.2%). 1Q 2022 GAAP gross profit was $595M (GAAP gross profit margin of 30.9%)

9

WABTEC

1Q 2022 consolidated adjusted operating income

($ in millions)	1Q (1) (2)
2021 ADJ OP INCOME	**$277**
% of Sales	*15.1%*
Adj Gross Profit	62
Adj SG&A	(13)
Engineering	(7)
2022 ADJ OP INCOME	$319
% of Sales	*16.5%*

ADJ OPERATING INCOME UP YEAR-OVER-YEAR ON HIGHER GROSS MARGIN, PARTIALLY OFFSET BY INCREASED SG&A AND ENGINEERING EXPENSES

(1) Adjusted numbers represent non-GAAP financial measures. See Appendix for additional details and reconciliations
(2) 1Q 2021 GAAP operating income was $192M (GAAP operating margin of 10.5%). 1Q 2022 GAAP operating income was $239M (GAAP operating margin of 12.4%)

10

11 (1) Adjusted numbers represent non-GAAP financial measures, see Appendix for additional details and reconciliations (2) Foreign exchange rates negatively impacted Freight sales by $4 million; Foreign exchange rates had a positive $67 million impact on segment backlog (3) Freight segment operating income was positively impacted by below-market intangible amortization of $12 million, down $1 million from 1Q 2021 1Q 2022 Freight segment performance W A B T E C 11.7% INCREASE OPERATING INCOME/ OPERATING MARGIN 1.5 PTS OF ADJ MARGIN EXPANSION $142M 12.0% 2021 GAAP SALES BACKLOG 5.7% INCREASE YoY $1.18B 2021 $1.32B(2) 2022 $189M 14.3% 2022 GAAP $214M 18.1% 2021 ADJ(1) $259M 19.6% 2022 ADJ(1,3) $18.01B 2021 $19.02B(2) 2022

12 (1) Adjusted numbers represent non-GAAP financial measures, see Appendix for additional details and reconciliations (2) Foreign exchange negatively impacted Transit sales by $33 million; Foreign exchange rates had a negative $135 million impact on segment backlog 1Q 2022 Transit segment performance W A B T E C OPERATING INCOME/ OPERATING MARGIN 6.5% DECREASE 0.1 PTS OF ADJ MARGIN EXPANSION $70M 10.8% 2021 GAAP SALES BACKLOG 1.9% INCREASE YoY $647M 2021 $605(2) 2022 $65M 10.7% 2022 GAAP $79M 12.2% 2021 ADJ(1) $74M 12.3% 2022 ADJ(1) $3.67B 2021 $3.74B(2) 2022

WABTEC

Resilient business allows for execution on financial priorities

FOCUSED ON CASH CONVERSION

CASH FROM OPS



2021
$292M
124% cash conv
2022
$161M
59% cash conv

Cash generation ... impacted by proactive inventory build

Full-year cash generation **on track >90% cash conversion**

STRONG FINANCIAL POSITION

NET DEBT



1Q21
$3.79B
Adj leverage 2.7x
1Q22
$3.75B
Adj leverage 2.5x

Adjusted net leverage[2] improved ... committed to maintaining investment grade ratings

Strengthening balance sheet ... strong liquidity of $1.50B[3]

RETURN CAPITAL TO SHAREHOLDERS



2021
$1M
$23M
2022
$296M
$28M
Share repurchases
Dividends

Deploying capital to execute on strategic priorities

Returning capital to shareholders... **executed share buyback and 25% increase in quarterly dividend**

STRONG FINANCIAL POSITION; INVESTING IN HIGH-RETURN OPPORTUNITIES FOR GROWTH

(1) Cash from Operations conversion % is defined as GAAP Cash from Operations divided by GAAP net income plus depreciation and amortization including deferred debt cost amortization
(2) Net debt is defined as total debt minus cash and cash equivalents; adjusted leverage is defined as net debt divided by trailing 12-month adjusted EBITDA
(3) At March 31, 2022 the Company's total available liquidity was $1.50 billion, which includes cash and cash equivalents of $0.49 billion plus $1.01 billion available under current credit facilities

13

WABTEC

2022 outlook and guidance

REVENUES

$8.3B to **$8.6B**

ADJUSTED EPS

$4.65 to **$5.05**

CASH CONVERSION (1)

>90%

BROAD-BASED RECOVERY ACROSS PORTFOLIO

EQUIPMENT
Significantly higher deliveries of international locos & favorable mining fundamentals

COMPONENTS
Railcars coming out of storage … higher railcar build … improved industrial end-markets

SERVICES
Increased demand for reliable, efficient power … unparking of locos & higher MODs

DIGITAL ELECTRONICS
Growth driven by international expansion & product upgrades

TRANSIT
Increased global infrastructure investment & recovering ridership trends ... foreign currency impacts and supply chain challenges

KEY ASSUMPTIONS

Adjusted operating margin up
- Favorable productivity/absorption, offset by mix & cost inflation
- SG&A as % of sales down
- Engineering as % of sales up

Tax rate ~26%
Capex ~2% of sales

(1) Cash from operations conversion % is defined as GAAP cash from operations divided by GAAP net income plus depreciation and amortization including deferred debt cost amortization

14

WABTEC

What you've heard



- Portfolio well positioned to **deliver long-term profitable growth** … resilient large global installed base
- **Strong operational performance** in a rising cost environment, continued supply chain disruptions and impacts from Russia
- Delivering on value creation framework… **leading decarbonization, efficiency and utilization of rail**
- **Solid financial position** with disciplined capital allocation … **improving ROIC and shareholder returns**

STRONG FOUNDATION FOR GROWTH AND INCREASED SHAREHOLDER VALUE

16 Income statement Appendix A ( 1 of 2) 2022 2021 Net sales 1,927$ 1,830$ Cost of sales (1,332) (1,296) Gross profit 595 534 Gross profit as a % of Net Sales 30.9% 29.2% Selling, general and administrative expenses (238) (234) Engineering expenses (45) (38) Amortization expense (73) (70) Total operating expenses (356) (342) Operating expenses as a % of Net Sales 18.4% 18.7% Income from operations 239 192 Income from operations as a % of Net Sales 12.4% 10.5% Interest expense, net (43) (48) Other income, net 4 14 Income before income taxes 200 158 Income tax expense (50) (43) Effective tax rate 25.1% 27.5% Net income 150 115 Less: Net income attributable to noncontrolling interest (1) (3) Net income attributable to Wabtec shareholders 149$ 112$ Earnings Per Common Share Basic Net income attributable to Wabtec shareholders 0.80$ 0.59$ Diluted Net income attributable to Wabtec shareholders 0.80$ 0.59$ Basic 184.5 188.5 Diluted 185.0 188.9 March 31, WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION CONDENSED CONSOLIDATED STATEMENTS OF INCOME FOR THE THREE MONTHS ENDED MARCH 31, 2022 AND 2021 (AMOUNTS IN MILLIONS EXCEPT PER SHARE DATA) (UNAUDITED) Three Months Ended

17 Appendix A ( 2 of 2) Income statement (cont.) 2022 2021 Segment Information Freight Net Sales 1,322$ 1,183$ Freight Income from Operations 189$ 142$ Freight Operating Margin 14.3% 12.0% Transit Net Sales 605$ 647$ Transit Income from Operations 65$ 70$ Transit Operating Margin 10.7% 10.8% Backlog Information (Note: 12-month is a sub-set of total) March 31, 2022 December 31, 2021 March 31, 2021 Freight Total 19,024$ 18,502$ 18,006$ Transit Total 3,735 3,667 3,666 Wabtec Total 22,759$ 22,169$ 21,672$ Freight 12-Month 4,812$ 4,520$ 3,910$ Transit 12-Month 1,819 1,748 1,796 Wabtec 12-Month 6,631$ 6,268$ 5,706$ March 31, WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION CONDENSED CONSOLIDATED STATEMENTS OF INCOME FOR THE THREE MONTHS ENDED MARCH 31, 2022 AND 2021 (AMOUNTS IN MILLIONS EXCEPT PER SHARE DATA) (UNAUDITED) Three Months Ended

18 Balance sheet Appendix B March 31, 2022 December 31, 2021 In mill ions Cash and cash equivalents 488$ 473$ Receivables, net 1,382 1,477 Inventories 1,828 1,689 Other current assets 213 193 Total current assets 3,911 3,832 Property, plant and equipment, net 1,468 1,497 Goodwill 8,567 8,587 Other intangible assets, net 3,632 3,705 Other noncurrent assets 860 833 Total assets 18,438$ 18,454$ Current liabilities 2,880$ 2,910$ Long-term debt 4,225 4,056 Long-term liabilities - other 1,245 1,249 Total liabilities 8,350 8,215 Shareholders' equity 10,049 10,201 Noncontrolling interest 39 38 Total shareholders' equity 10,088 10,239 Total Liabilities and Shareholders' Equity 18,438$ 18,454$ CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)

19 Appendix C Cash flow 2022 2021 In mill ions Operating activities Net income 150$ 115$ Non-cash expense 122 116 Receivables 93 9 Inventories (137) (11) Accounts Payable 48 47 Other assets and liabilities (115) 16 Net cash provided by operating activities 161 292 Net cash used for investing activities (18) (422) Net cash (used for) provided by financing activities (133) 8 Effect of changes in currency exchange rates 5 7 Increase (decrease) in cash 15 (115) Cash and cash equivalents, beginning of period 473 599 Cash and cash equivalents, end of period 488$ 484$ WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED) Three Months Ended March 31,

Appendix D

EPS and non-GAAP Reconciliation

Set forth below is the calculation of the non-GAAP performance measures included in this press release. We believe that these measures provide useful supplemental information to assess our operating performance and to evaluate period-to-period comparisons. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Wabtec's reported results prepared in accordance with GAAP.

Wabtec Corporation
Reconciliation of Reported Results to Adjusted Results
(in millions)

First Quarter 2022 Actual Results	Net Sales	Gross Profit	Operating Expenses	Income from Operations	Interest & Other Exp	Tax	Net Income	Noncontrolling Interest	Wabtec Net Income	EPS
Reported Results	$ 1,927	$ 595	$ (356)	$ 239	$ (39)	$ (50)	$ 150	$ (1)	$ 149	$ 0.80
Restructuring & Transaction costs	-	5	2	7	-	(2)	5	-	5	$ 0.03
Non-cash Amortization expense	-	-	73	73	-	(18)	55	-	55	$ 0.30
Adjusted Results	$ 1,927	$ 600	$ (281)	$ 319	$ (39)	$ (70)	$ 210	$ (1)	$ 209	$ 1.13
Fully Diluted Shares Outstanding										185.0

Wabtec Corporation
Reconciliation of Reported Results to Adjusted Results
(in millions)

First Quarter 2021 Actual Results	Net Sales	Gross Profit	Operating Expenses	Income from Operations	Interest & Other Exp	Tax	Net Income	Noncontrolling Interest	Wabtec Net Income	EPS
Reported Results	$ 1,830	$ 534	$ (342)	$ 192	$ (34)	$ (43)	$ 115	$ (3)	$ 112	$ 0.59
Restructuring & Transaction costs	-	4	11	15	-	(4)	11	-	11	$ 0.06
Non-cash Amortization expense	-	-	70	70	-	(19)	51	-	51	$ 0.27
Foreign Exchange Gain	-	-	-	-	(9)	3	(6)	-	(6)	$ (0.03)
Adjusted Results	$ 1,830	$ 538	$ (261)	$ 277	$ (43)	$ (63)	$ 171	$ (3)	$ 168	$ 0.89
Fully Diluted Shares Outstanding										188.9

Wabtec CORPORATION

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Appendix E

EBITDA reconciliation

Set forth below is the calculation of the non-GAAP performance measures included in this press release. We believe that these measures provide useful supplemental information to assess our operating performance and to evaluate period-to-period comparisons. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Wabtec's reported results prepared in accordance with GAAP.

Wabtec Corporation
2022 Q1 EBITDA Reconciliation
(in millions)

	Reported Income from Operations	+	Other Income (Expense)	+	Depreciation & Amortization	=	EBITDA	+	Restructuring & Transaction Costs	=	Adjusted EBITDA
Consolidated Results	$239		$4		$121		$364		$7		$371

Wabtec Corporation
2021 Q1 EBITDA Reconciliation
(in millions)

	Reported Income from Operations	+	Other Income (Expense)	+	Depreciation & Amortization	=	EBITDA	+	Restructuring & Transaction Costs	=	Adjusted EBITDA
Consolidated Results	$192		$14		$119		$325		$15		$340

21

22 Sales by product line Appendix F In mill ions 2022 2021 Freight Segment Equipment 274$ 262$ Components 229 203 Digital Electronics 153 156 Services 666 562 Total Freight Segment 1,322$ 1,183$ Transit Segment Original Equipment Manufacturer 292$ 287$ Aftermarket 313 360 Total Transit Segment 605$ 647$ WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION SALES BY PRODUCT LINE (UNAUDITED) Three Months Ended March 31,

23 Segment gross margin & operating margin reconciliation Appendix G In mill ions Gross Profit Income from Operations Gross Profit Income from Operations Freight Segment Reported Results 424$ 189$ 356$ 142$ Freight Segment Reported Margin 32.1% 14.3% 30.1% 12.0% Restructuring & Transaction costs 2 2 1 7 Non-cash Amortization expense - 68 - 65 Freight Segment Adjusted Results 426$ 259$ 357$ 214$ Freight Segment Adjusted Margin 32.2% 19.6% 30.2% 18.1% Transit Segment Reported Results 171$ 65$ 178$ 70$ Transit Segment Reported Margin 28.2% 10.7% 27.5% 10.8% Restructuring & Transaction costs 3 4 3 4 Non-cash Amortization expense - 5 - 5 Transit Segment Adjusted Results 174$ 74$ 181$ 79$ Transit Segment Adjusted Margin 28.7% 12.3% 27.9% 12.2% 2022 2021 WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION RECONCILIATION OF REPORTED RESULTS TO ADJUSTED RESULTS - BY SEGMENT (UNAUDITED) Three Months Ended March 31,

24 Segment sales reconciliation Appendix H In mill ions Freight Transit Consolidated 2021 Net Sales 1,183$ 647$ 1,830$ Acquisitions 39 1 40 Foreign Exchange (4) (33) (37) Organic 104 (10) 94 2022 Net Sales 1,322$ 605$ 1,927$ Change ($) 139 (42) 97 Change (%) 11.7% -6.5% 5.3% WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION RECONCILIATION OF CHANGES IN NET SALES - BY SEGMENT (UNAUDITED) Three Months Ended March 31,

25 Cash conversion reconciliation Appendix I Wabtec Corporation 2022 Q1 Cash Conversion Calculation (in millions) Reported Cash from Operations Consolidated Results $161 $150 $122 59% Wabtec Corporation 2021 Q1 Cash Conversion Calculation (in millions) Reported Cash from Operations Consolidated Results $292 $115 $120 124% Set forth below is the calculation of the non-GAAP performance measures included in this press release. We believe that these measures provide useful supplemental information to assess our operating performance and to evaluate period-to-period comparisons. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Wabtec's reported results prepared in accordance with GAAP. ÷ (Net Income + Depreciation & Amortization) = Cash Conversion Cash Conversion÷ (Net Income + Depreciation & Amortization) =